CONVERTIBLE PREFERRED STOCK, CURRENTLY IN DEFAULT	12 Months Ended
Apr. 30, 2017
Notes to Financial Statements
NOTE 10 - CONVERTIBLE PREFERRED STOCK, CURRENTLY IN DEFAULT

On June 30, 2011, the Company issued 360,000 shares of Armadillo Mining Corporation Preferred Stock to five unrelated parties in exchange for an investment of $360,000. The Preferred Stock carry a 25% cumulative dividend and have a mandatory redemption feature on December 31, 2011 at a price of $1.25 per share. We identified this conversion feature as a derivative and estimated the fair value of the derivative using a multinomial lattice model simulation and considering the existence of a tainted equity environment. (See Note 11). In addition, the Company issued 360,000 warrants to purchase shares of the Company’s common stock at an exercise price of $0.60 per share on or before three years from the repayment or conversion date.

On January 6, 2012, three unrelated parties converted their Preferred Stock and accrued dividends of $312,500 into 2,983,293 shares of the Company’s common stock at a price of $.10475 per share. As of April 30, 2017 and 2016, the remaining face value of the Preferred Stock was $137,500. Accrued dividends on the Preferred Stock, included in accrued interest payable, totaled $350,539 and $281,789 as of April 30, 2017 and 2016, respectively.

Subsequent to April 30, 2017, the Company entered into agreements with the holders of the convertible preferred stock to convert all outstanding preferred stock and accrued dividends into Class A common shares of the Company (see Note 15).